SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by Party other than the Registrant [ ]

Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                             OLYMPIC RESOURCES LTD.
                             ----------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1) (ii), 14a-6(i) (1)m 14a-6(i) (2)
     or Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)Amount Previously Paid:

     2)Form, Schedule, or Registration Statement No.:

     3)Filing Party:

     4)Date Filed:

                             OLYMPIC RESOURCES LTD.
                             (A Wyoming corporation)

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                     Notice of Special Shareholder's Meeting

                                       and

                                 Proxy Statement

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                                Table of Contents


Letter from the President and Chief Executive Officer........................-i-
Notice of Special Meeting of Shareholders ..................................-ii-
Proxy Statement ...............................................................1
     General ..................................................................1
     Voting Rights ............................................................2
     Principal Shareholders ...................................................2
     Previous Change in Control of the Company.................................5
    *Proposal No. 1 - Reverse Stock Split .....................................7
    *Proposal No. 2 - Reincorporation of Company from Wyoming to Nevada ......11
     Exhibit A - Plan and Agreement of Merger ................................17
     Exhibit B - Articles of Incorporation of Whittier Energy Corporation.....20


*To be voted on at the Special Meeting of Shareholders











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                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
             PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY FORM

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                             OLYMPIC RESOURCES LTD.
                          3355 West Alabama, Suite 950
                              Houston, Texas 77098


                               November ___, 2003





Dear Shareholder,

     You are invited to attend the special meeting of shareholders of Olympic Resources Ltd., to be held on Tuesday, December 16, 2003 at 10:00 A.M., Pacific Time, in the corporate offices of The Whittier Trust Company, located at 1600 Huntington Drive, South Pasadena, California 91030.

     The Special Meeting will include a discussion and voting on the matters set forth in the accompanying Notice of Special Meeting and Proxy Statement and other business matters which may be properly brought before the meeting.

     Whether or not you plan to attend the meeting in person, you can be sure your shares are represented at the meeting by promptly completing, signing, dating and returning your proxy form in the enclosed envelope.




                                          Sincerely,



                                          Bryce W. Rhodes
                                          President and Chief Executive Officer

                             OLYMPIC RESOURCES LTD.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD TUESDAY, DECEMBER 16, 2003


To the Shareholders of
OLYMPIC RESOURCES LTD.

     Please take notice that a Special Meeting of Shareholders of Olympic Resources Ltd., a Wyoming corporation (the "Company"), will be held on Tuesday, December 16, 2003, at 10:00 A.M. Pacific Time, in the corporate offices of The Whittier Trust Company at:

                              1600 Huntington Drive
                        South Pasadena, California 91030

     We are holding this Special Meeting of Shareholders to consider and vote on the following matters:

     1. A proposal to amend the Articles of Incorporation of the Company to effect a one for ten reverse stock split of the Company's outstanding Common Stock as further described in the Proxy Statement;

     2. A proposal to ratify and approve an Agreement and Plan of Merger providing for the merger of the Company with and into Whittier Energy Corporation, a Nevada corporation, which is a wholly owned subsidiary of the Company, the terms of which are more fully described in the accompanying Proxy Statement;

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     November [24], 2003 has been fixed as the record date for shareholders entitled to vote at the meeting and only holders of record of shares of Common Stock at the close of business on that day will be entitled to vote. The Company will make available a list of such holders of record for inspection during normal business hours at the offices of the Company at 3355 West Alabama, Suite 950 Houston, Texas 77098 for ten business days prior to the meeting. This list will also be available at the meeting.

     All shareholders are cordially invited to attend the meeting. To ensure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Board of Directors, in the return envelope provided. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.

                                           By order of the Board of Directors,



                                           Bryce W. Rhodes, President and
                                                  Chief Executive Officer
Dated: November __, 2003

                             OLYMPIC RESOURCES LTD.
                          3355 West Alabama, Suite 950
                              Houston, Texas 77098

                                 PROXY STATEMENT

                      FOR A SPECIAL MEETING OF SHAREHOLDERS
              To Be Held December 16, 2003, 10:00 A.M Pacific Time

     This Proxy Statement is furnished to the holders of Common Stock of Olympic Resources Ltd, a Wyoming corporation (the "Company"), in connection with the proposals to approve a one for ten reverse stock split of the Company's outstanding Common Stock and to approve an Agreement and Plan of Merger of the Company, with and into one of the Company's wholly owned subsidiaries, in order to effect a change in the Company's state of incorporation from Wyoming to Nevada. As a result of the proposed merger, the Company's legal name will change to "Whittier Energy Corporation."

                                     GENERAL

     This Proxy Statement and enclosed proxy card are being mailed to the holders of the Common Stock of the Company on or about November ___, 2003, to be used at the Special Meeting of Shareholders of the Company to be held at 10:00 A.M., Pacific Time, on Tuesday, December 16, 2003, or at any postponement or adjournment thereof.

     The form of proxy accompanying this Proxy Statement and the persons named therein as proxies have been approved by the Board of Directors of the Company. Any proxy given pursuant to this solicitation is revocable at any time prior to its exercise by filing with the Secretary of the Company, at the Company's address shown above, a written revocation notice, or by filing a duly executed proxy bearing a later date. In addition, any proxy previously submitted will be revoked if the shareholder attends the Meeting in person and votes by ballot at the Meeting.

     When proxies in the form accompanying this Proxy Statement are returned properly executed, the shares represented by such proxies will be voted as indicated therein and in accordance with this Proxy Statement. Where a choice has been specified by the shareholder on the proxy, the shares will be voted in accordance with the shareholder's specifications on the proxy. Other than dissemination of the materials included with this Proxy Statement, no additional solicitation of proxies is currently contemplated by the Company. The cost of preparing, assembling and mailing the material submitted herewith will be paid by the Company.

     Matters to be considered and acted upon at the meeting are set forth in the Notice of Special Meeting accompanying this Proxy Statement and are more fully outlined herein.

                                  VOTING RIGHTS

     Holders of Common Stock of record at the close of business on November [24], 2003, are entitled to vote at the Meeting. On that date, the Company had issued and outstanding 94,462,539 shares of its no par value Common Stock. There were no other voting securities issued or outstanding. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Holders of the issued and outstanding Common Shares are entitled to one vote for each share held by them.

                             PRINCIPAL SHAREHOLDERS

     Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. The following are the shareholdings of the Company's directors and any stockholders who are known by the Company to own beneficially more than 5% of any class of its voting shares of as of November [24], 2003, the record date:

                                              Amount and Nature of      Percent
Name and Address of Beneficial Owner          Beneficial Ownership      of Class
------------------------------------          --------------------      --------

Charles Oliver Buckner                                  0                  --
811 Bay Ridge Road
Morgan's Point, Texas 77571

Michael J. Casey                                 30,564,654 [1]          32.3%
1600 Huntington Drive
South Pasadena, California 91030

David A. Dahl                                           0                  --
1600 Huntington Drive
South Pasadena, California 91030

James A. Jeffs                                          0                  --
1600 Huntington Drive
South Pasadena, California 91030

Betty Leonard                                    30,564,654 [2]          32.3%
1600 Huntington Drive
South Pasadena, California 91030

John E. Pierce                                    1,297,000 [3]           1.4%
999 W. Hastings Street, Suite 525
Vancouver, B.C., Canada V6C2W2

Daryl Pollock                                     2,224,000 [4]           2.3%
999 W. Hastings Street, Suite 525
Vancouver, B.C., Canada V6C2W2

                                              Amount and Nature of      Percent
Name and Address of Beneficial Owner          Beneficial Ownership      of Class
------------------------------------          --------------------      --------

Bryce W. Rhodes                                   1,401,057 [5]           1.5%
7770 El Camino Real
Carlsbad, California 92009

Daniel Silverman                                        0                  --
3355 West Alabama, Suite 950
Houston, Texas 77098

Arlo G. Sorensen                                 30,564,654 [6]          32.3%
1600 Huntington Drive
South Pasadena, California 91030

Michael B. Young                                        0                  --
3355 West Alabama, Suite 950
Houston, Texas 77098

Whittier Holdings, Inc.                          34,598,015 [7]          36.6%
100 W. Liberty Street, Suite 890
Reno, Nevada 89501-1952

Whittier Trust Company                           25,633,842 [8]          27.1%
1600 Huntington Drive
South Pasadena, California 91030

The Whittier Trust Company of Nevada, Inc.        8,964,173 [9]           9.5%
100 W. Liberty Street, Suite 890
Reno, Nevada 89501-1952

Whittier Ventures LLC                            30,564,654 [10]         32.3%
1600 Huntington Drive
South Pasadena, California 91030

Harold M. Williams                               30,564,654 [11]         32.3%
1600 Huntington Drive
South Pasadena, California 91030

Laura-Lee W. Woods                                8,412,526 [12]          8.9%
1600 Huntington Drive
South Pasadena, California 91030

Robert J. Woods, Jr.                              8,412,526 [13]          8.9%
1600 Huntington Drive
South Pasadena, California 91030

All Officers and Directors as a Group            35,486,711              37.3%
(10 persons)

----------------------
(1) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents shares owned by Whittier Ventures, LLC described in footnote 9 below. As co- trustee of seventeen trusts that are the sole members of Whittier Ventures, LLC, Mr. Casey may be deemed to share voting and dispositive power with respect to the shares of common stock and preferred stock owned by Whittier Ventures, LLC.
(2) Represents shares owned by Whittier Ventures, LLC described in footnote 9 below. As co- trustee of certain trusts that are the members of Whittier Ventures, LLC, Ms. Leonard may be deemed to share voting and dispositive power with respect to the shares of common stock and preferred stock owned by Whittier Ventures, LLC.
(3) As disclosed in a filing on Schedule 13G filed with the SEC on February 28, 2003. Represents shares of common stock.
(4) As disclosed in a filing on Schedule 13G filed with the SEC on December 27, 2001 and in a Form 4 filed with the SEC on September 11, 2003. Represents 1,774,000 shares of common stock and a warrant to purchase 450,000 shares of common stock for $0.20 per share.
(5) Represents 1,309,077 shares of common stock and 91,980 shares of preferred stock owned by Bryce W. Rhodes 1975 Trust, of which Mr. Rhodes is a trustee and the beneficiary.
(6) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents shares owned by Whittier Ventures, LLC described in footnote 9 below. As co- trustee of seventeen trusts that are the sole members of Whittier Ventures, LLC, Mr. Sorensen may be deemed to share voting and dispositive power with respect to the shares of common stock and preferred stock owned by Whittier Ventures, LLC.
(7) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents shares beneficially owned by The Whittier Trust Company of Nevada, Inc, and Whittier Trust Company described in footnotes 7 and 8 below. As the sole shareholder of each of The Whittier Trust Company of Nevada, Inc, and Whittier Trust Company, Whittier Holdings, Inc. may be deemed to share voting and dispositive power with respect to the shares of common stock and preferred stock owned by each of The Whittier Trust Company of Nevada, Inc. and Whittier Trust Company.
(8) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents 25,603,859 shares of common stock and 29,983 shares of preferred stock owned by various trusts of which Whittier Trust Company is the sole trustee or a co-trustee.
(9) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents 8,953,688 shares of common stock and 10,485 shares of preferred stock owned by various trusts of which The Whittier Trust Company of Nevada, Inc. is the sole trustee or a co-trustee.
(10) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents 30,528,903 shares of common stock and 35,751 shares of preferred stock.
(11) Represents shares owned by Whittier Ventures, LLC described in footnote 9 below. As co- trustee of certain trusts that are the members of Whittier Ventures, LLC, Mr. Williams may be deemed to share voting and dispositive power with respect to the shares of common stock and preferred stock owned by Whittier Ventures, LLC.
(12) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents 8,402,686 shares of common stock and 9,840 shares of preferred stock owned by Laura-Lee W. Woods 1992 Trust and Robert
     J. Woods, Jr. 1992 Trust. Ms. Woods is the co-trustee of Laura-Lee W. Woods 1992 Trust and is the spouse of Robert J. Woods, Jr., the co-trustee of Robert J. Woods, Jr. 1992 Trust.
(13) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents 8,402,686 shares of common stock and 9,840 shares of preferred stock owned by Laura-Lee W. Woods 1992 Trust and Robert
     J. Woods, Jr. 1992 Trust. Mr. Woods is the co-trustee of Robert J. Woods, Jr. 1992 Trust and is the spouse of Laura-Lee W. Woods, the co-trustee of Laura-Lee W. Woods 1992 Trust.

                    PREVIOUS CHANGE IN CONTROL OF THE COMPANY

     On September 10, 2003, WEC Acquisition, Inc. ("WEC"), a wholly owned subsidiary of the Company, completed its merger with Whittier Energy Company ("Whittier") pursuant to the Agreement and Plan of Merger, dated July 8, 2003 and as subsequently amended on August 29 and September 9, 2003, by and between WEC and Whittier. As a result of the merger, WEC merged with and into Whittier with Whittier surviving the merger to become the wholly owned subsidiary of the Company.

     Upon consummation of the merger, each of Whittier's 100,000 outstanding common shares was exchanged for 793.93142 shares of the Company's common stock and one share of Series A Convertible Preferred Stock ("Preferred Stock"). Each share of Preferred Stock is automatically convertible into 60 shares of Common Stock upon the availability of 6,000,000 additional authorized and unissued shares of common stock necessary to effect the conversion of all of the outstanding Preferred Stock. Any fractional shares received by Whittier shareholders were rounded up to the nearest whole share of the Company's Common Stock. The Company also granted limited piggyback registration rights to all of the former Whittier shareholders and certain of the Company's option and warrant holders pursuant to a registration rights agreement entered into as a condition to the merger.

     After giving effect to the conversion of the Preferred Stock, Whittier's former shareholders now own approximately 85% of the Company's outstanding voting Common Stock as follows:

                                                         Shares of
                                                            Common   Percentage
Shareholder                                                  Stock    Ownership
-----------                                                  -----    ---------

Adam J. Rhodes 1981 Trust                                1,690,785        1.68%
Amanda Duff 1988 Trust                                   1,271,504        1.27%
Anne E. Wright 1972 Trust                                  204,944        0.20%
Bobbi L. Osborn 1986 Trust                                  21,206        0.02%
Brett E. Hodges 1977 Trust                               1,118,651        1.11%
Brian E. Whittier 1979 Trust as Amended                    553,348        0.55%
Brian M. Hodges 1982 Trust                               1,054,606        1.05%
Bryce W. Rhodes 1975 Trust                               1,309,077        1.30%
Byron Erkenbrecher IV 1993 Trust                           221,453        0.22%
Cheyenna L. Whittier 1999 Trust Amended & Restated         954,055        0.95%
Cheyenna Whittier 1991 Trust FBO Grey Whittier              63,618        0.06%
Cynthia E. Owens 1993 Trust                                221,453        0.22%
David S. Erkenbrecher 1993 Trust                           221,453        0.22%
Deborah S. Babcock Rev 1977 Trust                          543,101        0.54%
Donald A. Whittier 1949 Trust                            1,271,504        1.27%
Donald A. Whittier 1989 Trust                              553,348        0.55%
Donald Whittier 1966 Trust #1 FBO Anne E. Wright           254,472        0.25%
Donald Whittier 1966 Trust #1 FBO Mary E. Stradinger       254,472        0.25%
Donald Whittier 1980 Trust FBO Mary A. Whittier            127,236        0.13%
Donna Solaini Coffin 1996 (1978) Trust                     543,101        0.54%
Emery W. Rhodes 1981 Trust                               1,372,268        1.37%
Fort Whittier Limited Partnership                        4,218,422        4.20%
Gale R. Whittier-Ferguson 1991 Rev Trust                   553,348        0.55%
Helen W. Woodward 1966 Trust FBO Marcia W. Constance     4,653,073        4.63%
Jessica L. Boshears 1989 Trust                              21,206        0.02%
Joan S. Draper Rev. 1981 Trust                             543,101        0.54%
Joanne W. Blokker Trust Dtd. 02/08/01                    1,537,077        1.53%
Joanne W. Blokker 1966 Trust #2                          1,271,504        1.27%
Katherine S. Barnard 1991 Trust                            543,101        0.54%
Kimberly W. Williams 2000 Trust (1977)                   1,271,718        1.27%
Laddia A. Whittier 1966 Trust                            1,271,504        1.27%
Laddia A. Whittier 1981 Trust                            4,218,422        4.20%
Laura-Lee W. Woods 1966 Trust                            3,815,366        3.80%
Laura-Lee W. Woods 1992 Trust                            4,201,343        4.18%
Laure Woods Kastanis 1983 (1999) Trust                     317,663        0.32%
Leland W. Woods 1979 Trust                                 317,663        0.32%
Liana M. Osborn 1986 Trust                                  21,206        0.02%
Mary E. Stradinger 1973 Trust                              409,888        0.41%
N. Paul Whittier 1966 Trust FBO Peter Whittier           1,271,504        1.27%
Olive Whittier Tr FBO Amanda W. Duff                       317,876        0.32%
Olive Whittier Tr FBO Paul M. Whittier                     317,876        0.32%
Paul M. Whittier 1989 Trust                              1,271,504        1.27%
Robert J. Woods, Jr. 1992 Trust                          4,201,343        4.18%
Sharon W. Bradford Trust Dtd. 01/23/03                   1,181,842        1.18%
Terry Joyner 1975 Trust                                  1,181,842        1.18%
Whittier Ventures LLC                                   30,528,903       30.39%
Winifred W. Rhodes 1981 Trust                            2,109,211        2.10%

                                                        85,393,161       85.00%

                                   PROPOSAL 1

                               REVERSE STOCK SPLIT

INTRODUCTION

     The Company's Board of Directors has adopted a resolution to effect a one-for-ten reverse stock split (the "Reverse Split") of the currently issued and outstanding shares of the Company's Common Stock, on the basis of one share of Common Stock for every ten shares currently outstanding. The effect of the Reverse Split on holders of Common Stock will be that the total number of shares of the Company's Common Stock held by each shareholder will be automatically converted into a number of whole shares of Common Stock equal to the number of shares of Common Stock owned immediately prior to the Reverse Split, divided by ten, adjusted as described below for fractional shares.

     The Reverse Split is necessary for the Company to satisfy its obligation to have sufficient reserved shares of its Common Stock for conversion of its outstanding Preferred Stock, as well as to allow the exercise of outstanding options and warrants to purchase the Company's Common Stock. In addition, the Board of Directors hopes the Reverse Split will assist the Company in qualifying for eventual trading on NASDAQ or another national trading platform or exchange and result in enhanced liquidity for the Company's Common Stock in the future.

     Assuming the Reverse Split is approved by the Company's shareholders at the Special Meeting, each shareholder's percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares. The voting and other rights of the holders of shares of Common Stock will not be altered by the Reverse Split. It is not anticipated that the number of shareholders of record of Common Stock will be reduced by this transaction. The Reverse Split will not affect the number of authorized shares of Common Stock or Preferred Stock.

     Assuming approval of the Reverse Split and the resulting reduction in the number of shares of Common Stock then outstanding, the Company will have a sufficient number of shares of authorized and unissued Common Stock to effect the automatic conversion of each of the Company's outstanding shares of its Preferred Stock into six shares of Common Stock. Thus, following the automatic conversion of the Preferred Stock into an aggregate of 600,000 shares of Common Stock, the Company will then have outstanding an aggregate of approximately 10,046,254 shares of Common Stock, and will have 89,953,746 shares of authorized and unissued shares of Common Stock, which may be issued from time to time for appropriate corporate purposes.

     No fractional shares of the Company's Common Stock will be issued to shareholders as a result of the Reverse Split. Any shareholder otherwise entitled to a fractional share as a result of the Reverse Split will instead receive one additional share of Common Stock.

REASONS FOR THE REVERSE SPLIT

     In connection with the merger (the "Merger") of a subsidiary of the Company with and into Whittier on September 10, 2003, the Company issued 100,000 shares of Preferred Stock and 79,393,142 shares of Common Stock to the former shareholders of Whittier. At the time of the Merger, the Company did not have a sufficient number of authorized and unissued shares of its Common Stock to transfer 85% of the Company's Common Stock to Whittier's shareholders. Therefore, the Board of Directors designated its "Series A" Preferred Stock, which was issued to the former Whittier shareholders as part of the Merger consideration. Pursuant to its terms, the Preferred Stock will automatically convert into Common Stock immediately upon the availability of a number of shares of authorized and issued Common Stock sufficient to convert all of the outstanding Preferred Stock. Assuming a vote in favor of the proposed Reverse Split of the Company's outstanding shares of Common Stock, the number of authorized and unissued shares of Common Stock will increase substantially and make available a sufficient number of shares of Common Stock to effect the conversion of the Preferred Stock. At such time, each of the 100,000 shares of Preferred Stock presently outstanding will convert into six shares of the Company's Common Stock, resulting in the issuance of 600,000 shares thereof. No shares of the Preferred Stock will remain outstanding as a result of the conversion.

     On November 1, 2003, 94,462,539 shares of the Company's Common Stock were issued and outstanding, and 3,075,000 shares were reserved for issuance upon the execution of outstanding stock options and warrants outstanding. In addition 100,000 shares of Preferred Stock were outstanding and are convertible into 6,000,000 shares of Common Stock (or 600,000 shares if the Reverse Split is approved).

     To qualify for trading on the Nasdaq SmallCap Market, among other things, the minimum bid price of the Company's Common Stock must exceed $4.00 per share. Over the past several months, the bid price of the Company's Common Stock has ranged from $0.15 to $0.32. Management believes that if the Reverse Split is approved by the shareholders, then the Company's shares of Common Stock may achieve an improved price level and thus be in a better position to be quoted on a national market in the future.

     The Board of Directors recommends approval of the Reverse Split for the following reasons:

     - The Reverse Split is necessary for enough shares of Common Stock to be available to effect the conversion of the Company's Preferred Stock into Common Stock.

     - The Reverse Split may encourage interest in trading in the Company's Common Stock and promote greater liquidity for the shareholders, although share liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split.

     - The Board of Directors also believes that the Reverse Split could result in a broader market for the Common Stock than currently exists. A variety of brokerage house policies and practices tend to discourage individual brokers from dealing with lower priced stocks. In addition, the structure of trading commissions tends to adversely impact lower priced stocks.

IMPLEMENTATION OF THE REVERSE SPLIT

     If approved by the shareholders, the Reverse Split will be implemented by amending the Company's Wyoming Articles of Incorporation to add the following new paragraph:

          "Effective as of the effective date of this Amendment, all outstanding shares of Common Stock shall be reverse split on a one-for-ten basis so that each share of Common Stock issued and outstanding immediately prior to the effective date shall automatically be converted into and reconstituted as one-tenth of a share of Common Stock ("Reverse Split"). No fractional shares will be issued by the Corporation as a result of the Reverse Split. In lieu thereof, each shareholder whose shares of Common Stock are not evenly divisible by ten will receive one additional share of Common Stock for the fractional share such shareholder would otherwise be entitled to as a result of the Reverse Split."

     Pursuant to Section 17-16-1003(c) of the Wyoming Business Corporation Act, the Board of Directors has conditioned its submission of the amendment to the Articles by reserving the right to abandon the proposed Reverse Split before or after the Special Meeting and prior to its effective date if for any reason it deems it advisable. The Board of Directors may consider abandoning the Reserve Split if it determines, in its discretion, that the Reverse Split would adversely affect the Company's ability to raise capital or the liquidity of the Common Stock, among other things. In addition, the Board of Directors may make changes to the amendment to the Articles as may be required by the Wyoming Secretary of State in order to file the amendment and give effect to the Reverse Split.

PRINCIPAL EFFECTS OF THE REVERSE SPLIT

     - Shareholders have no right under Wyoming law to dissent from the Reverse Split.

     - The Company has an authorized capital of 100,000,000 shares of Common Stock, no par value per share, and 1,000,000 shares of Preferred Stock, no par value, as of the date hereof. The authorized Common Stock of the Company will not be affected by the Reverse Split. The authorized Preferred Stock will not be affected by the Reverse Split. The number of issued and outstanding shares of Common Stock of the Company on November 1, 2003 was 94,462,539. Based upon the Company's best estimate, the aggregate number of shares of Common Stock that will be issued and outstanding after giving effect to the Reverse Split is approximately 10,046,500, including 600,000 shares of Common Stock resulting from the Conversion of the Preferred Stock.

     - No cash will be paid in lieu of fractional shares as a result of the Reverse Split. Instead of a fractional share, shareholders will receive one additional share of Common Stock.

     - The Reverse Split may result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

DERIVATIVE SECURITIES

     The Company has previously issued, and has outstanding, various options, warrants and rights to purchase shares of its Common Stock. If the Reverse Split is approved by the shareholders, the per share exercise price and/or the number of shares subject to such options, warrants and rights will be affected proportionately to account for the one-for-ten Reverse Split.

EXCHANGE OF STOCK CERTIFICATES

     Assuming the Reverse Split is approved by the shareholders, shareholders will be required to exchange their stock certificates for new certificates representing the shares of new Common Stock. Assuming also that Proposal 2 is also adopted by the shareholders at the Meeting, shareholders will only need to exchange their shares once to receive shares in the surviving Nevada corporation for their shares in the Company. Shareholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Company's transfer agent. Shareholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. Shareholders should not submit any certificates until requested to do so.

FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular consequences to them.

     The exchange of shares of Common Stock for shares of new Common Stock will not result in recognition of gain or loss. The holding period of the shares of new Common Stock will include the shareholder's tax holding period for the shares of Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of new Common Stock will be the same as the adjusted basis of the shares of Common Stock exchanged therefor.

VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

     Assuming the presence of a quorum, the proposal to approve the Reverse Split requires the affirmative vote, in person or by proxy, of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Special Meeting of Shareholders. Proxies will be voted for or against approval in accordance with the specifications marked thereon and if no specification is made, will be voted FOR approval of the Reverse Split.


           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                   THE PROPOSAL TO APPROVE THE REVERSE SPLIT.

                                   PROPOSAL 2

                    REINCORPORATION OF THE COMPANY IN NEVADA

     We propose to change our state of incorporation from Wyoming to Nevada (the "Reincorporation"). For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by the Reincorporation. The Reincorporation will be accomplished by merging the Company with and into our recently formed wholly owned Nevada subsidiary. None of the proposals included in this Proxy Statement give our shareholders dissenters' or appraisal rights under Wyoming law.

     The Company was originally incorporated in 1986 in the Province of British Columbia, and subsequently reincorporated into the State of Wyoming on January 8, 2003. By that time, the Company's principal business activities were conducted in the United States and management believed that the U.S. would be a more appropriate domicile for the Company. In addition, management had determined that reincorporation as a U.S. company would provide certain tax benefits in the event Olympic entered into a future business combination or merger with a U.S. corporation.

     The Company's management selected the State of Wyoming for its relatively favorable reincorporation statutes. Upon filing its Application for Certificate of Registration and Articles of Continuance with the Wyoming Secretary of State, the Company filed in Wyoming its Canadian charter documents, which were incorporated by reference as the Company's Articles of Incorporation in Wyoming. As a result, the Company's Articles of Incorporation are presently in a form more appropriate to a Canadian corporation rather than a U.S. corporation. We believe that it is in the best interests of the Company to replace the current Canadian-style charter documents. Therefore, assuming that the Reincorporation is approved by the Company's shareholders, the surviving Nevada corporation will operate under new articles and bylaws that will achieve a very similar governing structure, but which will be documented in a form more typically recognized in the United States.

     We believe that the Nevada Revised Statutes ("NRS") will better meet our business needs. The NRS is a modern and flexible legal code. For the most part, the Wyoming Code provides the same flexibility in the management of a corporation and in the conduct of various business transactions as provided by the Wyoming Business Corporation Act (WBCA"). The transaction will not result in any change in our current business, management, location of our principal executive offices, assets, liabilities or net worth.

     To effect our Reincorporation in Nevada, we will be merged with and into a wholly owned subsidiary incorporated in Nevada pursuant to a Plan and Agreement of Merger by and between the Company and such subsidiary (the "Agreement"). The Nevada subsidiary, named Whittier Energy Corporation, a Nevada corporation ("Whittier Energy"), will be the surviving corporation. The Articles of Incorporation of Whittier Energy, as amended, a copy of which are attached hereto as Exhibit B, were filed with the Secretary of State of Nevada on November 13, 2003, and will become the Company's Articles of Incorporation following the Merger.

     Whittier Energy has been incorporated under the NRS for the sole purpose of merging with the Company. It has no material assets or liabilities and has not been engaged in any business prior to the merger. Following the merger, Whittier Energy will conduct the business of the Company as a Nevada corporation under the name Whittier Energy Corporation and will assume all our assets and liabilities including all contractual obligations and outstanding indebtedness. Our existing Board of Directors and officers will become the Board of Directors and officers of the surviving corporation.

     Upon consummation of the Reincorporation, each outstanding share of our Common Stock will automatically be converted into one fully paid and nonassessable share of outstanding Common Stock of Whittier Energy. Assuming the adoption of the Reverse Split discussed in Proposal 1 above, the new Nevada shares will be issued on the post-split basis. Outstanding options and warrants to purchase or otherwise acquire shares of our Common Stock will be converted into options to purchase or otherwise acquire the same number of shares of Common Stock of Whittier Energy, at the same exercise price per share, upon the same terms and conditions as presently set forth in each such option or warrant; provided that, if Proposal 1 is adopted, the derivative securities will be exercisable for shares in Whittier Energy on a post-split basis.

     The shares of the Company's Common Stock and Preferred Stock are currently without par value. As a result of the Reincorporation, the Company's shareholders will receive Whittier Energy Common Stock at a par value of $.001 per share. The authorized preferred stock of Whittier Energy will also carry a par value of $.001 per share. The Board of Directors believes that the establishment of a relatively low par value will be beneficial to the Company for the purposes of Nevada state franchise taxes. Although the Company's Preferred Stock is currently designated as non-voting stock, any class of series of the preferred stock of Whittier Energy may be designated as voting stock at the discretion of the Board of Directors.

     Other than revisions to statutory references necessary to conform with the NRS and as otherwise described herein, Whittier Energy's Articles of Incorporation and Bylaws are substantially similar to our current Articles of Incorporation, as amended, and Bylaws, with the exception that the Company's current Articles of Incorporation, which were prepared for a Canadian company, include several provisions that would normally be incorporated in the bylaws of a U.S. corporation. For example, the current Articles include sections governing the calling and conduct of shareholder meetings, the execution of debt obligations, the remuneration and expenses of the Company's directors, the replacement of lost stock certificates, and so forth. Although important, in the United States these provisions are more appropriately included in the Company's Bylaws, which are subject to amendment by the Board of Directors.

     The current Articles of Incorporation, as amended, authorize 1,000,000 shares of preferred stock. Assuming the adoption of Proposal 1, the 100,000 shares of our outstanding Preferred Stock, the only shares of preferred stock of the Company presently designated and outstanding, will automatically be converted into 600,000 shares of Common Stock, and thus no shares of preferred stock will remain outstanding. While we have no special plans to issue any shares of preferred stock following the Merger, we believe it is in the best interests of the Company and our shareholders to have such preferred stock authorized in the event circumstances arise in the future which require issuance of preferred stock.

     Approval of the Agreement and the transactions contemplated therein will require the affirmative vote of a majority of the shares of the Company's Common Stock entitled to vote and represented at the Special Meeting in person or by proxy. The proxies solicited hereby will be voted for approval of the Agreement unless the shareholder specifies otherwise.

     A copy of the proposed Plan and Agreement of Merger and the Articles of Incorporation of Whittier Energy are attached hereto as Exhibits A and B, respectively.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE PLAN AND AGREEMENT OF MERGER.

COMPARISON OF THE CORPORATE LAWS OF NEVADA AND WYOMING

     Although it is not practical to compare all the differences between Wyoming Law and our current Articles of Incorporation and Bylaws and Nevada law and the Articles of Incorporation and Bylaws of the surviving corporation, the following is a summary of the differences which we believe may significantly affect the rights of our shareholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the NRS, the WBCA and the forms of the Articles of Incorporation and Bylaws of the surviving corporation.

Amendments to the Charter Documents of the Corporation

     The charter documents of the Corporation under the WBCA are the Articles of Incorporation, as amended, and Bylaws. Under the WBCA, substantive changes to the Articles of Incorporation must be approved by the holders of a majority of the shares entitled to vote unless otherwise provided in the Company's Articles of Incorporation. The types of amendment contemplated in this category include, but are not restricted to, a change of the name of the Corporation, changes to the authorized capital of the Company and alterations to or creation of special rights and restrictions attached to shares of the Company. The power to alter, amend or repeal the Bylaws of the Company or adopt new Bylaws is vested in the Board of Directors of the Company; however, the shareholders may at any time amend the Bylaws.

     Under the NRS, substantive changes to the Articles of Incorporation require the approval of a simple majority of the outstanding stock of the Corporation entitled to vote. The type of amendments contemplated in this category include a change of the name of the Company, changes to the authorized capital of the Company and alterations to or creation of special rights and restrictions attached to shares of the Company. The power to alter, amend or repeal the bylaws of the Company or adopt new bylaws is also vested in the Board of Directors of the Company.

Shareholder's Derivative Action

     The WBCA permits a shareholder to maintain an action in right of the Company without leave of court, provided that the shareholder was a shareholder at the time of the act or omission complained of and fairly and adequately represents the Company in enforcing the rights of the Company.

     The NRS contains no such statutory provisions concerning derivative actions; however, such proceedings are available to shareholders pursuant to Nevada common law.

Indemnification

     Under both the WBCA and the NRS, the Company may indemnify any person who was or is threatened to be made a party to an action, including an action by or in the right of the Company, because the person is or was a director, officer, employee or agent of the Company or is or was serving in such capacity in another entity at the request of the Company, against expenses, judgments, fines and amounts paid in settlement, if the person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Company, and with respect to any criminal action or proceeding had no reasonable cause to believe his action was unlawful.

Personal Liability of Directors

     The WBCA provides that directors shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for receipt of a financial benefit to which he is not entitled, (ii) for an intentional infliction of harm on the Company or its shareholders, (iii) for participating in unlawful distributions to shareholders, or (iv) for an intentional violation of criminal law. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

     The NRS provide that directors shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Company or its shareholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) for authorizing a distribution that is unlawful under the Nevada Act, or (iv) for any transaction from which the director derived an improper personal benefit. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

Place of Meetings

     The WBCA provides that meetings of shareholders may be held at such place, either within or outside the State of Wyoming, as may be provided in the bylaws of the Company. In the absence of such provisions in the bylaws, all meetings shall be held at the principal office of the Company in the State of Wyoming.

     The NRS provides meetings of shareholders may be held at such place, either within or outside the State of Nevada, as the directors may determine from time to time.

Cumulative Voting

     The WBCA and the NRS permit a corporation to specify in its articles whether cumulative voting exists. Our current Articles of Incorporation do not provide for cumulative voting and our new Articles of Incorporation in Nevada also will not provide for cumulative voting.

Removal of Directors

     In the case of a corporation whose board is classified, the WBCA provides that directors may be removed only for cause unless the charter documents provide otherwise. If the corporation's board is not classified and the charter documents do not provide otherwise, the WBCA provides that directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     Under the NRS, a director may be removed by the affirmative vote of two-thirds of the shares eligible to vote, unless the articles of incorporation provide for a greater number of affirmative votes. All vacancies, including those caused by increasing the number of directors, may be filled by a majority vote of the remaining directors, regardless of whether the remaining directors constitute a quorum, unless otherwise provided in the articles of incorporation.

Vacancies on the Board

     Under both the WBCA and NRS, unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: (i) the shareholders may fill the vacancy; or (ii) the board of directors may fill the vacancy; or (iii) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date, may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

Share Dividends

     Both the NRS and the WBCA provide that unless the certificate or articles of incorporation provides otherwise, shares may be issued pro rata and without consideration to the corporation's shareholders or to the shareholders of one
(1) or more classes or series. An issuance of shares under these provisions is a share dividend. Shares of one (1) class or series may not be issued as a share dividend in respect of shares of another class or series unless (i) the articles of incorporation so authorizes; (ii) a majority of the votes entitled to be cast by the class or series to be issued approve the issue; or (iii) there are no outstanding shares of the class or series to be issued. If the board of directors does not fix the record date for determining shareholders entitled to a share dividend, it is the date the board of directors authorizes the share dividend.

TAX CONSEQUENCES OF THE MERGER

     The merger and resulting reincorporation of the Company from Wyoming to Nevada will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by shareholders upon the conversion of our Common Stock into the surviving corporation's Common Stock. Each shareholder whose shares are converted into the surviving corporation's Common Stock will have the same basis in the Common Stock of the surviving corporation as such shareholder had in our Common Stock held immediately prior to the effective data of the merger. The shareholder's holding period in the surviving corporation's Common Stock will, for federal income tax purposes, include the period during which the corresponding shares of the Company's Common Stock were held, provided such corresponding shares of the Company's Common Stock were held as a capital asset on the effective date of the merger.

     We will recognize no gain or loss as a result of the merger and reincorporation, and the surviving corporation generally will succeed, without adjustment, to our tax attributes. Changing our state of incorporation will not affect the amount of the corporate income and other taxes payable by the Company.

     A successful challenge by the Internal Revenue Service to the tax-free status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of the Company's Common Stock converted in the Reincorporation equal to the difference between that shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the Common Stock converted in the Reincorporation. In such event, a shareholder's aggregate basis in the shares of the Company's Common Stock acquired in the Reincorporation would equal the fair market value of all such shares, and such shareholder's holding period for such shares would not include the period during which such shareholder held the Company's Common Stock.

     The foregoing is only a summary of the federal income tax consequences and is not tax advice.

     This Proxy Statement does not contain any information regarding the tax consequences, if any, under applicable, state, local or foreign laws, and each shareholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed reincorporation in view of the shareholder's individual circumstances.

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER

     THIS PLAN AND AGREEMENT OF MERGER, dated December __, 2003 ("Agreement"), is entered into between Olympic Resources Ltd., a Wyoming corporation ("Olympic"), and Whittier Energy Corporation, a Nevada corporation ("Whittier").

                                    RECITALS

     A. The respective Boards of Directors of Olympic and Whittier believe that the best interests of Olympic and Whittier and their respective shareholders will be served by the merger of Whittier with Olympic under and pursuant to the provisions of this Agreement and the Wyoming General Corporation Law and the Nevada Business Corporation Act.

     B. Olympic has an aggregate authorized capital of 101,000,000 shares of capital stock consisting of 100,000,000 shares of common stock, no par value per share ("Olympic Common Stock") and 1,000,000 shares of preferred stock, no par value ("Olympic Preferred Stock"). On December __, 2003, there were ___________ shares of Olympic Common Stock issued and outstanding. On the date hereof, there are no shares of Olympic Preferred Stock outstanding.

     C. Whittier has an aggregate authorized capital stock of 101,000,000 shares capital stock consisting of 100,000,000 shares of common stock, $.001 par value per share ("Whittier Common Stock") and 1,000,000 shares of preferred stock, $.001 par value per share ("Whittier Preferred Stock"). On the date hereof, there are 1,000 shares of Whittier Common Stock issued to Olympic and presently outstanding, and no shares of Whitter Preferred Stock issued and outstanding.

                                    AGREEMENT

     In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

     1. Merger. Olympic shall be merged with and into Whittier (the "Merger").

     2. Effective Date. The Merger shall become effective immediately upon the later of the filing of this Agreement or a Certificate of Merger with the Secretary of State of Wyoming in accordance with Wyoming General Corporation Law and the filing of Articles of Merger with the Secretary of State of Nevada in accordance with the Nevada Business Corporation Act. The time of such effectiveness is hereinafter called the "Effective Date."

     3. Surviving Corporation. Whittier shall be the surviving corporation and shall continue to be governed by the laws of the State of Nevada. The separate corporate existence of Olympic shall cease on the Effective Date.

     4. Articles of Incorporation. The Articles of Incorporation of Whittier as it exists on the Effective Date shall be the Articles of Incorporation of Olympic following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Nevada.

     5. Bylaws. The Bylaws of Whittier as they exist on the Effective Date shall be the Bylaws of Olympic following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Nevada.

     6. Board of Directors and Officers. The members of the Board of Directors and the officers of Olympic immediately prior to the Effective Date shall be the members of the Board of Directors and the officers of Whittier following the Effective Date, and such persons shall serve in such offices for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

     7. Conversion of Outstanding Olympic Stock. Upon the Effective Date, each issued and outstanding share of Olympic Common Stock and all rights in respect thereto shall be converted into one fully paid and nonassessable share of Whittier Common Stock, and each certificate representing shares of Olympic Common Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of Whittier Common Stock as set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of Olympic Common Stock shall surrender the same to Whittier's registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of Whittier Common Stock as are represented by the Olympic certificate(s) surrendered to Whittier's registrar and transfer agent.

     8. Stock Options, Warrants and Convertible Debt. Upon the Effective Date, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of Olympic Common Stock shall be converted into a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase the same number of shares of Whittier Common Stock, and each certificate, agreement, note or other document representing such stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Olympic Common Stock shall for all purposes be deemed to evidence the ownership of a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Whittier Common Stock.

     9. Rights and Liabilities. On and after the Effective Date, and all in the manner of and as more fully set forth in Section 607.1106 of the Nevada Business Corporation Act and Section 259 of the Wyoming General Corporation Law, the title to all real estate and other property, or any interest therein, owned by each of Whittier and Olympic shall be vested in Whittier without reversion or impairment; Whittier shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal and mixed, of each of Whittier and Olympic without reversion or impairment; Whittier shall be responsible and liable for all the liabilities and obligations of each of Whittier and Olympic; any claim existing or action or proceeding pending by or against Whittier or Olympic may be continued as if the Merger did not occur or Whittier may be substituted for Olympic in the proceeding; neither the rights of creditors nor any liens upon the property of Whittier or Olympic shall be impaired by the Merger; and Whittier shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

     10. Termination. This Agreement may be terminated and abandoned by action of the respective Boards of Directors of Whittier and Olympic at any time prior to the Effective Date, whether before or after approval by the shareholders of either or both of the parties hereto.

     11. Amendment. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Date; provided that an amendment made subsequent to the approval of this Agreement by the shareholders of either of the parties hereto shall not: (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto, (b) change any term of the Articles of Incorporation of Whittier, or (c) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of either party hereto.

     12. Registered Office. The registered office of Whittier in the State of Nevada is located at 202 South Minnesota Street, Carson City, Nevada 89703. The name of its Resident Agent is Capitol Corporate Services, Inc. at such address.

     13. Inspection of Agreement. Executed copies of this Agreement will be on file at the registered office of Whittier, as well as Whittier's principal place of business at 3355 West Alabama, Suite 950, Houston, Texas 77098. A copy of this Agreement shall be furnished by Whittier, on request and without cost, to any shareholder of either Whittier or Olympic.

     14. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Nevada.

     15. Service of Process. On and after the Effective Date, Whittier agrees that it may be served with process in Wyoming in any proceeding for enforcement of any obligation of Whittier or Olympic arising from the Merger.

     16. Designation of Wyoming Secretary of State as Agent for Service of Process. On and after the Effective Date, Whittier irrevocably appoints the Secretary of State of Wyoming as its agent to accept service of process in any suit or other proceeding to enforce the rights of any shareholders of Whittier or Olympic arising from the Merger. The Wyoming Secretary of State is requested to mail a copy of any such process to Whittier at 7770 El Camino Real, Carlsbad, California 92009, Attention: Bryce W. Rhodes, President.

     IN WITNESS WHEREOF, each of the parties hereto, pursuant to authority duly granted by their respective Board of Directors, has caused this Plan and Agreement of Merger to be executed, respectively, by its Chief Executive Officer and attested by its Secretary.


                                           Whittier Energy Corporation
                                           a Nevada corporation
ATTEST:


By:                                        By:
-------------------------------            -------------------------------------
Name: Dallas Parker                        Name: Bryce W. Rhodes
Title: Secretary                           Title: Chief Executive Officer



                                           Olympic Resources Ltd.
                                           a Wyoming corporation
ATTEST:


By:                                        By:
-------------------------------            -------------------------------------
Name: Dallas Parker                        Name: Bryce W. Rhodes
Title: Secretary                           Title: Chief Executive Officer


                                    EXHIBIT B


           DEAN HELLER
           Secretary of State
(seal)
           206 North Carson Street
           Carson City, Nevada  89701-4299
           (775) 684-5708

====================================

     Articles of Incorporation
       (PURSUANT TO NRS 78)

====================================


Important: Read attached instructions before completing form:              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               Whittier Energy Corporation


2. Resident Agent             Capital Corporate Services, Inc.
   Name and Street            Name
   Address:
   (must be a Nevada          202 South Minnesota Street   Carson City,    NV      89703
   address where              Street Address               City            State   Zip Code
   process may be
   served)
                              Optional Mailing Address     City            State   Zip Code


3. Shares:                                    100,000,000 Common
   (number of shares          Number of Shares  1,000,000 Preferred                      Number of shares
   corporation                With par value:                        Par Value:  $.001   without par value:  0
   authorized to issue)


4. Names & Addresses,         1. James A. Jeffs
   of Board of                Name
   Directors/Trustees:        1600 Huntington Drive        South Pasadena  CA      91030
   (Attach additional page    Street Address               City            State   Zip Code
   if there is more than
   3 directors/trustees)      2. David A. Dahl
                              Name
                              1600 Huntington Drive        South Pasadena  CA      91030
                              Street Address               City            State   Zip Code

                              3. Arlo G. Sorensen
                              Name
                              1600 Huntington Drive        South Pasadena  CA      91030
                              Street Address               City            State   Zip Code

                              *See Attached for Additional Board of Directors

5. Purpose:                   The purpose of this Corporation shall be:
   (optional-see
   instructions)


6. Names, Address and         Dallas Parker                 /s/ Dallas Parker
   Signature of Incorporator: Name                          Signature
   (attach additional page    333 Clay Street, Suite 3300   Houston,       TX      77002
   if there is more than      Address                       City           State   Zip Code
   1 incorporated


7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of              Capital Corporation Services, Inc.
   Appointment of
   Resident Agent:            By: /s/ Natasha Kiernan                                       November 13, 2003
                              Authorized Signature of R.A. or On Behalf of R.A. Company     Date

                              *See Attached for Additional Information

                   ATTACHMENT TO THE ARTICLES OF INCORPORATION
                         OF WHITTIER ENERGY CORPORATION


     3. Shares.

     The total number of shares of stock that the Corporation shall have authority to issue is 101,000,000 shares, which shall consist of 100,000,000 shares of common stock, $.001 par value per share (the "Common Stock") and 1,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock").

     No shareholder of the Corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

     No holder of securities of the Corporation shall be entitled as a matter of right, preemptive or otherwise, to subscribe for or purchase any securities of the Corporation now or hereafter authorized to be issued, or securities held in the treasury of the Corporation, whether issued or sold for cash or other consideration or as a dividend or otherwise. Any such security may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

     Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record on all matters on which shareholders generally are entitled to vote. Subject to the provisions of law and the rights of the holders of any class or series of stock having a preference as to dividends over the Common Stock then outstanding, dividends may be paid on the Common Stock at such times and in such amounts as the Board of Directors shall determine. Upon the dissolution, liquidation or winding up of the Corporation, after any preferential amounts to be distributed to the holders of any class or series of stock having a preference over the Common Stock then outstanding have been paid or declared and set apart for payment, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders ratably in proportion to the number of shares held by them, respectively.

     The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

          (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

          (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

          (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

          (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

          (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

          (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

          (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

          (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

          (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

          (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

     Without limiting the foregoing, the voting powers of any series of Preferred Stock may include the right, in the circumstances specified in the resolution or resolutions providing for the issuance of such stock, to elect one or more directors who shall be in addition to the number of directors of the Corporation fixed pursuant to the bylaws of the Corporation and who shall serve for such term and have such voting powers as shall be stated in the resolution or resolutions providing for the issuance of such stock. The term of office and voting powers of any director elected in the manner provided in the immediately preceding sentence of this Article III may be greater than or less than those of any other director or class of directors.

     The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

     4. Names & Addresses of Additional Board of Directors:

          NAME                          ADDRESS
          ----                          -------

          Bryce W. Rhodes               7770 El Camino Real
                                        Carlsbad, California  92009

          Charles O. Buckner            3355 West Alabama, Suite 950
                                        Houston, Texas 77098

          Daryl Pollock                 999 West Hastings Street, Suite 525
                                        Vancouver, B.C. Canada, V6C2W2

          John Pierce                   999 West Hastings Street, Suite 525
                                        Vancouver, B.C. Canada, V6C2W2

     Each member of the initial Board of Directors will serve as the Director until the first meeting of the shareholders, or until his successor is elected and qualified. Thereafter, the number of directors, whether a fixed number of directors or a variable number of directors with a fixed minimum and maximum number, and the manner in which the directors may increased or decreased, shall be as provided in the bylaws of the Corporation.

     8. Additional Provisions.

     A. Directors' and Officers' Liability:

     Elimination of Liability. No director or officer of the Corporation will be liable to the Corporation or its shareholders for damages for breach of fiduciary duty as a director or officer, excepting only (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or
(b) the payment of dividends in violation of NRS 78.300. In the event that Nevada law is amended to authorize the further elimination or limitation of liability of directors or officers, then this Article V shall also be so amended to provide for the elimination or limitation of liability to the fullest extent permitted by Nevada law, as so amended.

     Mandatory Indemnification. To the fullest extent allowed by Nevada law as the same exists or may hereafter by amended, the Corporation shall indemnify every director or officer, his heirs, executors and administrators against expenses actually and reasonably incurred by him, as well as any amount paid upon a judgment or settlement, in connection with any action, suit or proceeding, civil or criminal, to which he may be made a party by reason of his being or having been a director or officer of the Corporation, or at the request of the Corporation, having been a director or officer of any other corporation from which he is not entitled to be indemnified. The foregoing right of indemnification shall not be exclusive of other rights to which he may be entitled.

     Effect of Amendment or Repeal. Any amendment to or repeal of any of the provisions in this Article V shall not adversely affect any right or protection of a director or officer of the Corporation for or with respect to any act or omission of such director or officer occurring prior to such amendment or repeal.

                                  [Proxy Card]

                             OLYMPIC RESOURCES LTD.

           This Proxy Is Solicited On Behalf Of The Board Of Directors

     I have received the Notice of Special Meeting of Stockholders to be held on December 16, 2003 (the "Special Meeting"), and a Proxy Statement furnished by the Board of Directors of Olympic Resources Ltd. (the "Company") for the Special Meeting. I appoint James A. Jeffs and David A. Dahl, and each of them, as proxies with power of substitution in each, to represent me and to vote all the shares of common stock of the Company that I am entitled to vote at the Special Meeting on December 16, 2003 in the manner shown on this form as to the following matters and in their discretion on any other matters that come before the meeting.

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       The Company's Board of Directors recommends a vote FOR proposal 1.
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1. Proposal to amend the Articles of Incorporation of the effect a one-for-ten reverse stock split of the Company's outstanding Common Stock.

             FOR [  ]             AGAINST [  ]            ABSTAIN [  ]

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       The Company's Board of Directors recommends a vote FOR proposal 2.
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2. Proposal to adopt the Plan and Agreement of Merger dated ___________ __, 2003, by and between Olympic Resources Ltd. and its wholly owned subsidiary Whittier Energy Corporation, a Nevada corporation, pursuant to which the Company will be merged with and into Whittier Energy Corporation.

             FOR [  ]             AGAINST [  ]            ABSTAIN [  ]


3. In the discretion of the proxies named herein, the proxies are authorized to vote upon other matters as are properly brought before the Special Meeting.


           (PLEASE READ INSTRUCTIONS ON THE REVERSE SIDE AND EXECUTE)

                             [Reverse of Proxy Card]

THE PROXY HOLDERS CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE, BUT IF YOU DO NOT SPECIFY HOW THE PROXY SHOULD BE VOTED, IT WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

     I hereby revoke any proxy or proxies previously given to represent or vote the shares of common stock of the Company that I am entitled to vote, and I ratify and confirm all actions that the proxies, their substitutes, or any of them, may lawfully take in accordance with the terms of this proxy card.



                                     Dated: ______________________________, 2003



                                     Signature:
                                     -------------------------------------------


                                     Signature:
                                     -------------------------------------------
                                               (if held jointly)

                                     Please sign this proxy as your name(s)
                                     appears above. Joint owners should both
                                     sign. If signed as attorney, executor,
                                     guardian, trustee or in some other
                                     representative capacity, or as officer of a corporation, please indicate your capacity or title.

                                     Please complete, date and sign this proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States.